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                                                                    EXHIBIT 10.1

                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

          SECURITIES PURCHASE AND HOLDERS AGREEMENT, dated March 17, 2000 (the "Agreement"), by and among FABRISTEEL HOLDINGS, INC., a Delaware corporation (the "Company"), CITICORP VENTURE CAPITAL, LTD., a New York corporation ("CVC"), the individuals and trusts listed as "Continuing Investors" on Schedule I hereto (collectively, the "Continuing Investors"), the individuals listed as "Management Investors" on Schedule II hereto and certain other Management Investors who are offered the opportunity to join in this Agreement by the Company and who execute a joinder to this Agreement substantially in the form of Exhibit A-1 hereto (the "Management Investors") and the individuals and trusts listed as "Other Investors" on Schedule III hereto (the "Other Investors"). As used herein, CVC, the Continuing Investors, the Management Investors and the Other Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

          This Agreement is an annex to the Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"), binding upon each Investor, without any further action on the part of such Investor.

                                   Background

          A. The Company, Fabri-Steel Products Incorporated, a Michigan corporation ("Fabri-Steel") and Fabri-Steel Acquisition Corp., a Michigan corporation ("FSAC"), are parties to the Merger Agreement pursuant to which FSAC merged with and into Fabri-Steel with the separate existence of FSAC ceasing and Fabri-Steel being the surviving corporation of the merger (the "Merger"). In connection with the Merger, all of the outstanding shares of capital stock of Fabri-Steel owned by the Investors were automatically converted on a one-for-one basis into new shares of capital stock of the Company and the Company became the owner of all of the outstanding capital stock of Fabri-Steel.

          B. As a consequence of the Merger, the acquisition of Progressive Stamping Co., Inc. and the Nelson Stud Welding business from TRW Inc., the Investors hold the number of shares of Class A Common Stock, the number of shares of Class B Common Stock, the number of shares of Company's Series A 8% Cumulative Senior Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), the number of shares of Company's Series B 12% Cumulative Junior Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), the number of shares of Company's Series C 8% Cumulative Junior Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), the number of shares of Company's Series D 8% Cumulative Junior Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") and the number of shares of Series F 10% Senior Preferred Stock ("Series F Preferred Stock") set forth opposite their respective names on Schedule V hereto. As used herein, Class A Common Stock and Class B Common Stock are sometimes collectively hereinafter referred to as the "Common Stock," Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock,

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Series D Preferred Stock and Series F Preferred Stock are sometimes collectively hereinafter referred to as the "Preferred Stock," and the Common Stock and the Preferred Stock are sometimes collectively hereinafter referred to as the "Shares".

          C. As used herein, the term "Securities" shall mean Preferred Stock and the Common Stock held by any party hereto, including shares of Common Stock and Preferred Stock and all other securities of the Company (or a successor to the Company) received on account of ownership of the Preferred Stock and Common Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof; and the term "Company" shall mean the Company and any of its successors.

          D. The Investors and the Company wish to set forth certain agreements regarding their future relationships and their rights and obligations with respect to the Securities.

                                      Terms

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                             PURCHASE OF SECURITIES

          1.1 Intentionally deleted.

          1.2 Intentionally deleted.

                                   ARTICLE II

                         REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE COMPANY

          2.1 Representations and Warranties of the Company. The Company represents and warrants to, and covenants and agrees with, each of the Investors as follows:

               (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

               (b) The Company has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

               (c) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance and sale of the Securities to be issued by it, and this Agreement constitutes the legal,

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valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

               (d) The Securities when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable.

               (e) As of the Closing, the authorized capital stock of the Company will consist of (i) 2,500,000 shares of Class A Common Stock, of which the number of shares reflected in Schedule V will be issued and outstanding immediately after the Closing, (ii) 2,500,000 shares of Class B Common Stock, of which the number of shares reflected in Schedule V will be issued and outstanding immediately after the Closing, (iii) 910,000 shares of Series A Preferred Stock, of which the number of shares reflected in Schedule V will be issued and outstanding immediately after the Closing, (iv) 900,000 shares of Series B Preferred Stock, of which the number of shares reflected in Schedule V will be issued and outstanding immediately after the Closing, (v) 950,000 shares of Series C Preferred Stock, of which the number of shares reflected in Schedule V will be issued and outstanding immediately after the Closing, (vi) 850,000 shares of Series D Preferred Stock, of which the number of shares reflected in
Schedule V will be issued and outstanding immediately after the Closing, (vii) 65,000 shares of Series E Preferred Stock, of which no shares will be issued and outstanding immediately after the Closing; and (viii) 35,000 shares of Series F Preferred Stock, of which the number of shares reflected in Schedule V will be issued and outstanding after the Closing . As of the Closing, except as provided herein, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company, except for (x) that certain Stock Purchase Warrant dated April 1, 1999, granted by Fabri-Steel to Citicorp Mezzanine Partners, L.P., a Delaware limited partnership, which the Company has assumed by virtue of the Merger and pursuant to the terms of the such Warrant, and (y) that certain Stock Purchase Warrant, dated March 17, 2000, granted by the Company to Citicorp Mezzanine III, L.P., a Delaware limited partnership.

                                  ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF EACH INVESTOR

          3.1 Intentionally deleted.

          3.2 Legend.

               (a) The certificates representing the Securities shall bear the following legend in addition to any other legend required under applicable law:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE

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          SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL,
          SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

               (b) The certificates representing the Series A Preferred Stock placed into escrow pursuant to that certain Recapitalization Agreement, dated March 25, 1998, by and among Fabri-Steel, CVC and other signatories thereto (the "Recapitalization"), shall bear the following legend in addition to the legend set forth in Section 3.2(a) and any other legend required under applicable law:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF AN ESCROW AGREEMENT BY AND AMONG THE COMPANY, CITICORP VENTURE CAPITAL, LTD. AND THE OTHER SIGNATORIES THERETO A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES AND THE PROCEEDS OF SUCH SALE, TRANSFER OR OTHER DISPOSITION IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH. UPON REQUEST, THIS LEGEND WILL BE REMOVED UPON TERMINATION OF SUCH ESCROW AGREEMENT.

          3.3 Intentionally deleted.

          3.4 Restrictions on Transfers of Securities.

          The following restrictions on Transfer shall apply to all Securities owned by any Investor or Permitted Transferee:

               (a) No Investor or Permitted Transferee shall Transfer (other than in connection with a redemption or purchase by the Company) any Securities unless (i) such Transfer is to a person or entity approved in advance in writing by the holders of at least forty percent (40%) of the outstanding Common Stock then held by the Investors (including shares held by the transferor) and (ii) such Transfer complies with the provisions of Article IV, this

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Section 3.4, and, in addition, in the case of Management Investors, Article VI of this Agreement. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company. As used herein, "Transfer" includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.

          Prior to any proposed Transfer of any Securities (except a Transfer to a Permitted Transferee of CVC), the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written opinion of legal counsel, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws. Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 3.2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws.

          Nothing in this Section 3.4(a) shall prevent the Transfer, free of any restrictions under this Agreement, of Securities by an Investor or a Permitted Transferee to one or more of its Permitted Transferees, or to the Company; provided, however, that each such Investor or Permitted Transferee shall take such Securities subject to and be fully bound by the terms of this Agreement applicable to it with the same effect as if it were a party hereto; and provided, further, that (i) no entity or person shall be a Permitted Transferee unless such transferee executes a joinder to this Agreement in substantially the form attached hereto as Exhibit A-2, which joinder states with respect to any Permitted Transferee other than a natural person, that such Permitted Transferee agrees to Transfer such Securities to the Investor from whom such Permitted Transferee received such Securities immediately prior to the occurrence of any event which would result in such person no longer being a Permitted Transferee of such Investor, and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act or pursuant to an available exemption therefrom. Each Investor agrees to accept the Transfer of Securities to such Investor at any time from a Transferee of such Investor.

               (b) As used herein, "Permitted Transferee" shall mean:

                    (i) in the case of any Investor or Permitted Transferee who is a natural person, such Investor's or Permitted Transferee's spouse or children or grandchildren (in each case, natural or adopted), any trust for the exclusive benefit of such Investor or Permitted Transferee or such Investor's or Permitted Transferee's spouse or children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such individual Investor or Permitted Transferee or such Investor's or Permitted Transferee's spouse or children or grandchildren (in each case, natural or adopted) (or any trust for the exclusive benefit of such persons);

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                    (ii) in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such Investor or Permitted Transferee or upon the incompetency or disability of such Investor or Permitted Transferee for purposes of the protection and management of such Investor's or Permitted Transferee's assets;

                    (iii) in the case of any Investor or Permitted Transferee that is a trust, the grantor of such trust, any beneficiary of such trust who is a spouse or child or grandchild (in each case, natural or adopted) of the grantor of such trust, or any corporation, partnership, limited liability company, trust or other entity in which all direct and beneficial ownership interests are owned by the grantor of such trust, the spouse of the grantor of such trust or one or more children or grandchildren (in each case, natural or adopted) of the grantor of such trust;

                    (iv) in the case of any Investor or Permitted Transferee, any person or other entity if such person or other entity takes such Securities pursuant to a sale in connection with a Public Offering (as defined in Section 6.1(c)) or following a Public Offering in open market transactions or under Rule 144 under the Securities Act; and

                    (v) in the case of CVC or any CVC Affiliate, any of its employees, officers or directors, any trust for any such employee, officer or director's benefit or the benefit of any such person's spouse, children or grandchildren (in each case, natural or adopted), any corporation, partnership or other entity at least a majority of the equity in which is held in the aggregate by CVC, its employees, officers or directors or any of their respective Affiliates, any managers of the Company (in connection with the sale of a maximum aggregate amount of 1,745 shares of Class B Common Stock and 5,511 shares of Series B Preferred Stock by CVC or any CVC Affiliate) or any directors of the Company.

               (c) As used herein, "Affiliate" means with respect to any person,
(i) a corporation wholly-owned by a corporation that owns, directly or indirectly through one or more intermediaries, more than fifty percent of such person, or (ii) a corporation in which such person owns, directly or indirectly through one or more intermediaries, more than fifty percent (50%) of the outstanding capital stock of such corporation.

          3.5 Notation. A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.

          3.6 Limitation on Repurchase of Company Stock. Each Investor understands that the Company has entered or will enter into certain financing agreements which will contain prohibitions, restrictions and limitations on the ability of the Company to purchase any of the Securities and to pay dividends on the Securities.

          3.7 Reliance. Each Investor acknowledges that the Company and each of the other Investors is entering into this Agreement in reliance upon such Investor's representations and warranties and other covenants and agreements herein.

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          3.8 Accredited Investor. Each of the Investors listed on Schedule V is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

                                   ARTICLE IV

                       OTHER COVENANTS AND REPRESENTATIONS

          4.1 Observers' Rights. So long as CVC or its Affiliates own at least 5% (in the aggregate) of the Common Stock outstanding, if no employee of CVC or its Affiliates is a member of the Company's Board of Directors, CVC shall have the right to designate two observers (the "Observers") to attend meetings of the Company's Board of Directors and committees thereof. If at least one employee of CVC is a member of the Company's Board of Directors, CVC shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. So long as the Steward Group (as hereinafter defined) own at least 1.9% of the Common Stock outstanding, if no member or designee of the Steward Group is a member of the Company's Board of Directors, the Steward Group shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. So long as the Im'Oberstag Group (as hereinafter defined) own at least 5% of the Common Stock outstanding, if no member or designee of the Im' Oberstag Group is a member of the Company's Board of Directors, the Im'Oberstag Group shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. The Observers shall not have the right to vote on any matter presented to the Board of Directors or any committee thereof. The Company shall give each Observer written notice of each meeting of the Board of Directors and committees thereof at the same time and in the same manner as the members of the Board of Directors or such committee receive notice of such meetings, and the Company shall permit each Observer to attend as an observer all meetings of its Board of Directors and committees thereof. Each Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or a committee thereof, the Company shall give written notice thereof to each Observer prior to the effective date of such consent. The Company shall provide to each Observer all written materials and other information given to the directors in connection with such action by written consent at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. The Company shall pay the reasonable out-of-pocket expenses of each Observer incurred in connection with attending such meetings. As used herein, the "Steward Group" means the individuals designated on Schedule VI hereto as "Steward Group" members and the "Im'Oberstag Group" means the individuals designated on Schedule VI hereto as "Im'Oberstag Group" members.

          4.2 Financial Statements and Other Information. So long as CVC or its Affiliates or any other Investor owns 1% or more of the outstanding Common Stock, the Company shall deliver to CVC or such Investor:

               (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets

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of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments; and

               (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor's report thereon of a firm of established national reputation.

          4.3 Regulatory Compliance Cooperation. So long as CVC or its Affiliates beneficially own any of the Securities, before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, the Company shall give CVC thirty (30) days prior written notice of such pending action. Upon the written request of CVC made within thirty (30) days after its receipt of any such notice, stating that after giving effect to such action CVC would have a Regulatory Problem (as described below), the Company will defer taking such action for such period (not to extend beyond ninety (90) days after CVC's receipt of the Company's original notice) as CVC requests to permit it and its Affiliates to reduce the quantity of Securities held by it and its Affiliates in order to avoid the Regulatory Problem. In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which CVC would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause CVC to have a Regulatory Problem. For purposes of this paragraph, a person will be deemed to have a "Regulatory Problem" when such person and such person's Affiliates would own, control or have power over a greater quantity of securities of any kind issued by the Company than are permitted to be owned under any requirement of any governmental authority applicable to such person.

          4.4 Sale of the Company.

               (a) So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), if the Board of Directors and holders of at least fifty percent (50%) of the Company's Common Stock then outstanding approve the sale of the Company to a person (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding capital stock) (an "Approved Sale"), each Investor and Permitted Transferee will consent to, vote for, and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, and if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all of such Investor's and Permitted Transferee's Common Stock on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. Each Investor and Permitted Transferee will take all necessary and desirable actions in connection with the consummation of an Approved Sale.

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               (b) Each Investor and Permitted Transferee shall, in connection with a sale of its Common Stock pursuant to this Section 4.4, at the request of the Company and without further cost and expense to the Company, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested in order to consummate the Approved Sale.

               (c) The obligations of each of the Investors with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale all of the Investors and Permitted Transferees will receive the same form and amount of consideration per share of Common Stock, or if any holder of Common Stock is given an option as to the form and amount of consideration to be received, all Investors and Permitted Transferees will be given the same option; and (ii) the terms of sale shall not include any indemnification, guaranty or the similar undertaking of the Investor (other than undertakings of Management Investors in respect of continued employment) that (A) is not made or given pro rata with other Investors on the basis of share ownership or (B) could result in liability to such Investor that is in excess of the fair market value of the consideration to be received by such Investor in the Approved Sale.

          4.5 Tag-Along.

               (a) (i) Except as otherwise provided in Section 4.5(a)(v), neither CVC nor any Affiliate of CVC who holds in excess of 5% of the Common Stock of the Company (each a "Seller") shall sell any Common Stock in any transaction or series of related transactions unless all "Holders" (as hereinafter defined) are offered an equal opportunity to participate in such transaction or transactions on a pro-rata basis and on identical terms (including price and type of consideration paid). As used in this Section 4.5, "Holders" shall mean the Investors (other than the Sellers) and their Permitted Transferees.

                    (ii) Prior to any sale of Common Stock subject to these provisions, the Seller shall notify the Company in writing of the proposed sale. Such notice (the "Seller's Notice") shall set forth: (A) the number of shares of Common Stock subject to the proposed sale; (B) the name and address of the proposed purchaser; and (C) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser. The Company shall promptly, and in any event within 15 days, mail or cause to be mailed the Seller's Notice to each Holder. A Holder may exercise the tag-along right by delivery of a written notice (the "Tag-Along Notice") to the Seller within 15 days of the date the Company mailed or caused to be mailed the Seller's Notice. The Tag-Along Notice shall state the number of shares of Common Stock that the Holder proposes to include in the proposed sale. If no Tag-Along Notice is received during the 15-day period referred to above, the Seller shall have the right for a 120-day period to effect the proposed sale of shares of Common Stock on terms and conditions no more favorable than those stated in the notice and in accordance with the provisions of this Section 4.5.

                    (iii) Notwithstanding anything herein to the contrary, a Seller may make any of the following sales without offering the Holders the opportunity to participate: (a) sales by a Seller to any Affiliate or Permitted Transferee, provided that the proposed purchaser (except a Permitted Transferee by virtue of Section 3.4(b)(iv) hereof) agrees in writing

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to be bound by the provisions of this Agreement; (b) sales pursuant to an effective registration statement under the Securities Act; (c) sales pursuant to an Approved Sale; (d) sales to the Company for resale to managers (up to a maximum aggregate amount of 1,745 shares of Class B Common Stock and 5,511 shares of Series B Preferred Stock) or directors of the Company, provided that the Company shall within 90 days thereafter resell such transferred shares to managers or directors of the Company at not less than the price per share (not including accrued and unpaid dividends) received by such Seller in its sale to the Company and (e) sales other than those specified in the foregoing (a) through (d) which in the aggregate do not exceed 5% of the Common Stock outstanding.

                    (iv) Each Investor acknowledges for itself and its transferees that CVC may grant in the future tag-along rights to other holders of Common Stock and such holders will (a) have substantially the same opportunity to participate in sales by CVC as provided to the parties hereto, and (b) be included in the calculation of the pro rata basis upon which Holders may participate in a sale.

                    (v) The tag-along obligations of the Sellers and the rights of the Holders with respect thereto provided under this Section 4.5 shall terminate upon the earlier of (a) the consummation of a Public Offering (as defined in Section 6.1(c)), and (b) the day after the date on which CVC and its Affiliates own less than 10% of the Common Stock.

                    (vi) Notwithstanding the requirements of this Section 4.5, a Seller may sell Common Stock at any time without complying with the requirements of Section 4.5(a)(ii) so long as the Seller deposits into escrow with an independent third party at the time of sale that amount of the consideration received in the sale equal to the "Escrow Amount." The "Escrow Amount" shall equal that amount of consideration as all the Holders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Holder (A) delivered a Tag-Along Notice to the Seller in the time period set forth in Section 4.5(a)(ii) and (B) proposed to include all of its shares of Common Stock in the sale.

          No later than five (5) business days after the date of the sale, the Seller shall notify the Company in writing of the sale. Such notice (the "Escrow Notice") shall set forth the information required in the Seller's Notice, and in addition, such notice shall state the name of the escrow agent and, if the consideration (in whole or in part) for the sale was cash, then the account number of the escrow account. The Company shall promptly, and in any event within 10 days, mail or cause to be mailed the Escrow Notice to each Holder.

          A Holder may exercise the tag-along right by delivery to the Seller, within 15 days of the date the Company mailed or caused to be mailed the Escrow Notice, of (i) a written notice specifying the number of shares of Common Stock it proposes to sell, and (ii) the certificates for such Common Stock, with stock powers duly endorsed in blank.

          Promptly after the expiration of the 15th day after the Company has mailed or caused to be mailed the Escrow Notice, (A) the Seller shall purchase that number of shares of Common Stock as Seller would have been required to include in the sale had Seller complied with the provisions of Section 4.5(a)(ii), (B) all shares of Common Stock not required to be

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purchased by Seller shall be returned to the Holders thereof, and (C) all remaining funds and other consideration held in escrow shall be released to Seller. If Seller received consideration other than cash in its sale, Seller shall purchase the shares of Common Stock tendered by paying to the Holders non-cash consideration and cash in the same proportion as received by Seller in the sale.

                    (vii) Each Holder that exercises its tag-along rights pursuant to this Section 4.5 shall, at the request of Seller and without further cost and expense to Seller, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested in order to consummate the proposed sale of Common Stock by Seller and the Holders which have exercised their tag-along rights pursuant to this Section 4.5.

          4.6 Preemptive Rights.

               (a) So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), if the Company proposes to issue and sell any of its shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock or any securities convertible into shares of Common Stock (such shares and other securities are hereinafter collectively referred to as "Newly Issued Stock") to CVC, its "affiliates" (for purposes of this Section 4.6, as defined in Rule 12b-2 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to whom CVC has Transferred Common Stock (hereinafter, a "CVC Issuance"), the Company will first offer to each of the other Investors who (i) holds in excess of 1% of the Company's Common Stock and (ii) is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act (each a "Qualified Investor") a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to the product of the percentage each such Qualified Investor holds of all shares of Common Stock then held by the Investors and the number of shares proposed to be issued and sold by the Company in any such transaction or series of related transactions, all for the same price and upon the same terms and conditions as the securities that are being offered to CVC, its affiliates and its Permitted Transferees to whom CVC has Transferred Common Stock, in such transaction or series of transactions.

               (b) Notwithstanding the foregoing, the provisions of this Section
4.6 shall not be applicable to the issuance of shares of Common Stock (i) upon the conversion of shares of one class of Common Stock into shares of another class, (ii) as a dividend on the outstanding shares of Common Stock, (iii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis, (iv) in connection with grants of stock or options to employees or directors of the Company or (v) in a public offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act.

               (c) The Company will cause to be given to the Qualified Investors a written notice setting forth the terms and conditions upon which the Qualified Investors may purchase such shares or other securities (the "Preemptive Notice"). After receiving a Preemptive Notice, the Qualified Investors must reply, in writing, within 15 days of the date of such

Preemptive Notice that such persons agree to purchase the shares or other securities offered pursuant to this Section 4.6 on the date of sale to CVC, its affiliates or its Permitted Transferees to whom CVC has Transferred Common Stock (the "Preemptive Reply"). If any Qualified Investor fails to make a Preemptive Reply in accordance with this Section 4.6, shares or other securities offered to such Qualified Investor in accordance with this Section 4.6 may thereafter, for a period not exceeding six months following the expiration of such 15-day period, be issued, sold or subjected to rights or options to CVC, its affiliates and its Permitted Transferees to whom CVC has Transferred Common Stock at a price not less than that at which they were offered to the Qualified Investors. Any such shares or other securities not so issued, sold or subjected to rights or options to CVC, its affiliates and its Permitted Transferees to whom CVC has Transferred Common Stock during such six-month period will thereafter again be subject to the preemptive rights provided for in this Section 4.6.

               (d) Notwithstanding the requirements of this Section 4.6, the Company may make a CVC Issuance at any time without complying with the requirements of Section 4.6(a) and (c) so long as the Company deposits into escrow with an independent third party at the time of sale a portion of the Newly Issued Stock equal to the "Preemptive Escrow Amount." The "Preemptive Escrow Amount" shall equal that amount of Newly Issued Stock which the Qualified Investors would have been entitled to receive if they had the opportunity to participate in the CVC Issuance on a pro rata basis in accordance with Section 4.6(a), determined as if each Qualified Investor (A) delivered a Preemptive Reply to the Company in the time period set forth in Section 4.6(c) and (B) proposed to purchase all of the Newly Issued Stock to which such Qualified Investor would have been entitled to purchase pursuant to Section 4.6(a) had the Company given such Qualified Investor a Preemptive Notice.

          Within 10 days after the date of the CVC Issuance, the Company shall notify the Qualified Investors in writing of the CVC Issuance. Such notice (the "Preemptive Escrow Notice") shall set forth the terms and conditions upon which the Qualified Investors may purchase shares of Newly Issued Stock, the pro rata amount of Newly Issued Stock that such Qualified Investor is entitled to receive (such amount to equal the amount of Newly Issued Stock that such Qualified Investor would have been entitled to receive if it had the opportunity to participate in the CVC Issuance on a pro rata basis in accordance with Section 4.6(a)) and the name of the escrow agent.

          A Qualified Investor may exercise the preemptive right by delivery to CVC, within 30 days of the date the Company mailed or caused to be mailed the Preemptive Escrow Notice, of a written notice specifying the number of shares of Newly Issued Stock it proposes to purchase of the number of shares of Newly Issued Stock such Qualified Investor is entitled to purchase (the "Preemptive Election").

          Promptly after the expiration of the 30th day after the Company has mailed or caused to be mailed the Preemptive Escrow Notice, (A) the Company shall sell to each Qualified Investor that number of shares of Newly Issued Stock that each such Qualified Investor proposed to purchase pursuant to its Preemptive Election and (B) all remaining Newly Issued Stock held in escrow shall be sold to CVC upon the terms and conditions set forth in the Preemptive Escrow Notice.

          4.7 Purchaser Representative. In the event of the Company or any Investor enters into any negotiation or transaction (including any transaction pursuant to Section 4.4 and 4.5 of this Agreement) for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available (including a merger, consolidation or other reorganization), each Investor will, at the request of Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated under the Securities Act) reasonably acceptable to the Company. Each Investor will be responsible for the fees of the purchaser representative so appointed.

          4.8 Common Stock and Series B Preferred Stock. Notwithstanding anything to the contrary herein, unless approved in advance in writing by the holders of two-thirds of the shares of the Series A Preferred Stock, the parties agree that until (i) the Series A Preferred Stock owned by the Continuing Investors or any of their Permitted Transferees is redeemed, repurchased, retired or otherwise acquired by any party other than a Permitted Transferee of any Continuing Investor or (ii) the Company has repurchased 100% of the Series A Preferred Stock pursuant to Section 4.B(2)(a) of the Holdings Certificate of
Incorporation:

               (a) the Company shall not redeem, repurchase, retire or otherwise acquire or pay any cash dividends in respect of any Common Stock or Series B Preferred Stock; and

               (b) no Investor shall sell or exchange (including by merger and consolidation) any shares of Common Stock or Series B Preferred Stock unless such sale is to a Permitted Transferee; provided, however, that the foregoing provisions shall not prohibit the Company from repurchasing shares of Common Stock or Series B Preferred Stock from a former employee of the Company (or a subsidiary of the Company) where such repurchase arises from the Company's option to repurchase such shares upon termination of such employee's employment with the Company (or subsidiary) pursuant to a written agreement between the Company and such employee.

          4.9 Confidentiality. Each Investor shall, and shall cause his or her affiliates and representatives to, keep confidential and not disclose to any other person or entity or use for his or its own benefit or the benefit of any other person or entity (i) any confidential proprietary information, technology, know-how, trade secrets (including, without limitation, all results of research and development), product formulas, industrial designs, franchises, inventions or other industrial and intellectual property in his, her or their possession or control regarding the Company and its subsidiaries or their respective businesses and operations. The obligations of the Investors under this Section
4.9 shall not apply to information which (i) is or becomes generally available to the public without breach of the commitment provided for in this Section; or
(ii) is required to be disclosed by law, order or regulation of a court or tribunal or governmental authority; provided, however, that, in any such case, the Investor subject to such requirement shall notify the Company as early as reasonably practicable prior to disclosure to allow the Company to take appropriate measures to preserve the confidentiality of such information at the cost of Company.

          4.10 Repurchase Rights for the Company. The Company shall have the right and option, upon 15 days prior written notice, exercisable at any time, to purchase up to 1,745 shares of Class B Common Stock and 5,511 shares of Series B Preferred Stock from CVC in order for the Company to satisfy its obligations to sell up to 1,745 shares of Common Stock and 5,511 shares of Series B Preferred Stock to various Management Investors. Any such purchase of Class B Common Stock from CVC by the Company shall be at a purchase price per share of $10.00. Any such purchase of Series B Preferred Stock from CVC by the Company shall be at a purchase price per share of $10.00 plus accrued and unpaid dividends thereon to the date of purchase.

                                    ARTICLE V

                                CORPORATE ACTIONS

          5.1 Certificate of Incorporation and Bylaws. Each Investor has reviewed the Certificate of Incorporation and Bylaws of the Company in the forms attached hereto as Exhibits B-1 and B-2, respectively, and hereby approves and ratifies the same.

          5.2 Directors and Voting Agreements.

               (a) So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), each Investor and Permitted Transferee agrees that it shall take, at any time and from time to time, all action necessary (including voting the Class A Common Stock and Preferred Stock owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to five (5) persons as follows: one individual designated by the Continuing Investors, two (2) individuals designated by CVC; and up to two (2) independent directors, who shall be designated by CVC (to the extent permitted by applicable law as determined by CVC in its sole discretion), subject to the right of the holders of a majority of the outstanding shares of Class A Common Stock (including any shares of Class A Common Stock held by CVC) to veto the election of any such independent director, provided, that in the event that CVC concludes that it is unable to designate, or elects not to designate for any reason, one or more of such independent directors or the election of any such independent director is not approved by the holders of a majority of the outstanding shares of Class A Common Stock, such directorship(s) shall not be filled by the remaining members of the Company's Board of Directors but shall remain vacant until the election of a director designated by CVC to fill such vacancy in accordance with this Section 5.2. The initial directors named pursuant to this Section 5.2 shall be Charles E. Corpening, Michael A. Delaney, Rex Ogg, Richard Puricelli and Sallie F. Snyder.

               (b) Upon the affirmative vote of a majority of the shares of Common Stock, the Board of Directors of the Company shall be increased in accordance with such vote, with the new directorship(s) to be filled in the manner determined by the vote of a majority of the shares of Common Stock; provided, however, that any increase in the amount of directorships shall not affect the rights of the Continuing Investors and CVC to designate directors pursuant to Section 5.2(a) hereof.

          5.3 Right to Remove Certain of the Company's Directors. So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), each of CVC and the Continuing Investors, as the case may be, may request that any director designated by it be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor shall promptly consent in writing or vote or cause to be voted all shares of Class A Common Stock and Preferred Stock now or hereafter owned or controlled by it for the removal of such person as a director. In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

          5.4 Right to Fill Certain Vacancies in Company's Board. So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), in the event that a vacancy is created on the Company's Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director designated by CVC or the Continuing Investors, as the case may be, or if otherwise there shall exist or occur any vacancy on the Company's Board of Directors in a directorship subject to designation by CVC or the Continuing Investors, as the case may be, such vacancy shall not be filled by the remaining members of the Company's Board of Directors but each Investor hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Class A Common Stock and Preferred Stock now or hereafter owned or controlled by it to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by CVC or the Continuing Investors, as the case may be.

          5.5 Amendment of Certificate of Incorporation and Bylaws. So long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), each Investor agrees that it shall not consent in writing or vote or cause to be voted any shares of Common Stock and Preferred Stock now or hereafter owned or controlled by it in favor of any amendment, repeal, modification, alteration or rescission of, or the adoption of any provision in the Company's Certificate of Incorporation or Bylaws inconsistent with this Agreement unless CVC consents in writing to such action or votes or cause to be voted all of the shares of Common Stock and Preferred Stock held by it in favor of such action; provided that, so long as the Company has not consummated a Public Offering (as defined in Section 6.1(c)), CVC shall not consent to any amendment which would adversely affect the Continuing Investors' right to designate a director to the Company's Board of Directors or remove, or fill any vacancy created with respect to, any director designated by the Continuing Investors as set forth in Sections 5.2, 5.3 and 5.4 of this Agreement.

          5.6 Termination of Voting Agreements. The voting agreements in Sections 5.2, 5.3, 5.4 and 5.5 shall terminate ten (10) years from the date of this Agreement or such longer period as permitted under Delaware law.

          5.7 Officers. Each Investor approves the election of the following officers of the Company, together with such other officers as may be elected or appointed by the Company or its Board of Directors:

Name                 Position
----                 --------
Rex A. Ogg           President and Chief Executive
                        Officer
Mark J. MacGuidwin   Senior Vice President and Chief
                        Financial Officer
David Sickles        Vice President and Secretary

                                   ARTICLE VI
                     ADDITIONAL RESTRICTIONS ON TRANSFERS OF
                     SECURITIES HELD BY MANAGEMENT INVESTORS

          6.1 Certain Definitions. The terms defined below shall have the following meanings when used in this Article VI:

               (a) "Company" means the Company and all other entities in which the Company from time to time owns, directly or indirectly, fifty percent (50%) or more of the stock or assets, and their respective successors.

               (b) "Cause", when used in connection with the termination of a Management Investor's employment with the Company (or any of its subsidiaries), means the Management Investor's (i) act or acts of dishonesty, moral turpitude or criminality, (ii) failure to perform such Management Investor's duties as an employee as reasonably determined by the Board of Directors of the Company (or any of its subsidiaries) acting in good faith after reasonable notice to such employee by the Board of Directors of the Company (or any of its subsidiaries) and, if so recommended by such Board of Directors, after such employee has not cured such failure after 30 days opportunity to do so, or (iii) willful or deliberate violations of his obligations to the Company (or any of its subsidiaries) (whether such obligations are designated by the Board of Directors or are set forth in an employment agreement) that result in injury to the Company or any of its subsidiaries .

               (c) "Public Offering" means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than (i) a Special Registration Statement (as defined in Section 6.3(a)(iii)) or (2) a registration statement relating to a Unit Offering (as defined in Section 6.3(a)(iii))) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $20,000,000.

               (d) "Recapitalization Date" means March 25, 1998.

               (e) "Securities" means any and all of the Shares and all other securities of the Company (or a successor to the Company) received on account of ownership of the Shares, including any and all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

          6.2 Restrictions on Transfer. In addition to the restrictions imposed by Section 3.4, and notwithstanding anything to the contrary contained herein, no Management Investor shall effect a Transfer of any Securities prior to the fifth anniversary of the Recapitalization Date other than (i) pursuant to
Section 4.4 in connection with an Approved Sale, (ii) pursuant to Section 4.5 in connection with the exercise of "Tag-Along Rights", (iii) pursuant to Section
6.3 in connection with the Purchase Option (as hereinafter defined), (iv) with the consent of the Company (as evidenced by a resolution duly adopted by at least a majority of the non-employee members of the Company's Board of Directors), (v) to the heirs, executors, administrators or personal representatives upon the death of the Management Investor in question or upon the incompetency or disability or such Management Investor for purposes of the protection and management of such Management Investor's assets, (vi) in connection with a Public Offering in which such Management Investor is permitted to participate or (vii) pursuant to Sections 1.1 and 1.2 of the Preferred Stockholders Agreement (as hereinafter defined) in connection with the exercise of preferred stock tag-along rights and take-along rights. In exercising the consent and approval provided for in clause (iv), the Company may employ its sole discretion in evaluating the nature of the proposed transferee and the Company may impose such conditions on Transfer as it deems appropriate in its sole discretion, including, but not limited to, requirements that the transferee be an employee of the Company or any of its subsidiaries and that the transferee purchase the Management Investor's Securities as a "Management Investor" subject to the restrictions of this Article VI. In the event any Transfer is authorized pursuant to clause (iv) to an employee of the Company or any of its subsidiaries as a "Management Investor," such employee shall execute an agreement, in form and substance satisfactory to the Company, pursuant to which such employee shall agree to be bound by the terms and conditions of this Agreement, and such other provisions as the Company may determine, and upon such execution such employee shall be entitled to the benefit of such provisions hereof and such other provisions as the Company determines and are set forth in such agreement. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company. Notwithstanding the foregoing provisions, each Management Investor agrees that he or she will not effect a Transfer of any Securities prior to the lapse of such period of time following acquisition thereof as may be required to comply with applicable state securities laws.

          For the purposes of this Agreement, "Preferred Stockholders Agreement" means the Preferred Stockholders Agreement, dated as of even date herewith, by and among the Investors.

          6.3 Purchase Option.

               (a) General Terms. In the event that on or prior to the fifth anniversary of the Recapitalization Date, any Management Investor shall cease to be employed by the Company (or any of its subsidiaries) for any reason (including, but not limited to, death, temporary or permanent disability, retirement at age 65 or more under the Company's (or any of its subsidiary's) normal retirement policies, resignation or termination by the Company (or any of its subsidiaries), with or without Cause), other than by reason of a leave of absence approved by the Company (or any of its subsidiaries), such Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination by the Company (or any of its subsidiaries) with or without Cause), and the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of the Company's receipt of the aforesaid notice, to purchase from such Management Investor, or his heirs, executors, administrators, transferees, successors or assigns, as the case may be, any or all of the Common Stock and/or any or all of the Preferred Stock then owned by such Management Investor at a purchase price equal to the Option Purchase Price (as hereinafter defined). The Company or its designee(s) shall give notice to the terminated Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) of its intention to purchase Securities at any time not later than 90 days after the Termination Date. (The right of the Company and its designee(s) set forth in this Section 6.3 to purchase a terminated Management Investor's Securities is hereinafter referred to as the "Purchase Option"). As a condition to purchasing a Management Investor's Securities pursuant to this Section 6.3, any designee(s) selected by the Board of Directors must agree in writing to assume the Company's obligations under Section 6.3(a)(iii). A designee's agreement to assume such obligation will relieve the Company of its obligations under Section 6.3(a)(iii) with regard to the particular terminated Management Investor and such Management Investor shall thereafter have no recourse against the Company under Section 6.3(a)(iii).

                    (i) Exercise of Purchase Option. The Purchase Option shall be exercised by written notice to the terminated Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) signed by an officer of the Company on behalf of the Company or by its designee(s), as the case may be. Such notice shall set forth the number of shares of Common Stock and Preferred Stock desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 60 days after the date such notice is sent. At such closing, the seller shall deliver the certificates evidencing the number of shares of Common Stock and Preferred Stock to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its designee(s) good title to such of the Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its designee(s) shall deliver to the seller the full amount of the Option Purchase Price for such Securities in cash by certified or bank cashier's check.

                    (ii) Option Purchase Price.

                         (A) Twenty percent of the Securities acquired by the
Management Investors pursuant to this Agreement shall vest on each anniversary of the Recapitalization Date beginning on the first anniversary and ending on the fifth anniversary. To the extent the Securities have vested they are sometimes referred to herein as "Vested"; to the extent the Securities have not vested they are sometimes referred to herein as "Unvested."

                         (B) Subject to Section 6.3(a)(iv) below, if the
Management Investor shall be terminated by the Company without Cause or shall cease to be employed by the Company by reason of death, normal retirement at age 65 or more under the

Company's normal retirement policies, or temporary or permanent disability, the "Option Purchase Price" for the Securities to be purchased from such Management Investor pursuant to the Purchase Option shall equal the sum of (w), (x), (y) and (z), where:

(w) is the product of the Adjusted Cost Price for the Unvested Common Stock being purchased and the number of Unvested Common Stock being purchased;

(x) is the product of the Repurchase Price for the Vested Common Stock being purchased and the number of Vested Common Stock being purchased;

(y) is the product of the Adjusted Cost Price for the Unvested Preferred Stock being purchased and the number of Unvested Preferred Stock being purchased;

(z) is the product of the Repurchase Price for the Vested Preferred being purchased and the number of Vested Preferred Stock being purchased.

                         (C) Notwithstanding anything to the contrary contained
herein (but subject to Section 6.3(a)(iv) below), if the Management Investor shall cease to be employed by the Company for any reason other than those set forth in Section 6.3(a)(ii)(B) (including, but not limited to, termination for Cause), the Option Purchase Price for each type of Security to be purchased from the Management Investor pursuant to the Purchase Option shall be calculated based solely upon the Adjusted Cost Price for each type of Security being purchased (and not the Repurchase Price).

                         (D) As used herein:

                              (x) "Adjusted Cost Price" for (i) shares of Common Stock shall be $10 per share (including any shares of Common Stock which have been converted into other shares of capital stock of the Company, and adjusted for any stock dividend payable upon, or subdivision or combination of, the Common Stock), and (ii) shares of Preferred Stock shall be $10 per share; and

                              (y) "Repurchase Price" for (i) shares of Common Stock means the consolidated net worth of the Company per common share (adjusted to reflect the pro forma exercise in full of any dilutive securities, regardless of whether such securities are exercisable at the time or would otherwise satisfy any requirements under generally accepted accounting principles as they relate to the determination of "dilutive securities") reflected in the Company's consolidated financial statements as of the end of the fiscal quarter immediately preceding the Termination Date (as hereinafter defined); provided, however, that in reflecting the pro forma exercise of dilutive securities no amount shall be added to the consolidated net worth of the Company on account of the assumed exercise of dilutive securities that is in excess, on a per share basis, of the consolidated net worth per share of the Company calculated without regard to the exercise of any dilutive securities; and provided, further, that if any of the Common Stock is traded on a national securities exchange or reported on the National Association of Securities Dealers, Inc. Automated Quotation System, then the "Repurchase Price" shall equal for each Common Stock the closing price per common share on such exchange or as so reported on the Management Investor's Termination Date, and (ii) shares of Preferred Stock means $10, plus the amount of any accrued, unpaid dividends on such shares.

                    (iii) Adjustments to Option Purchase Price. If the Company or its designee exercises the Purchase Option with respect to any or all of the Common Stock of any Management Investor whose employment with the Company was terminated by the Company without Cause (the "Called Shares"), and if within twelve months after the closing pursuant to such exercise of the Purchase Option by the Company or its designee:

          (A) the Company is merged into, consolidated with or otherwise combined with or acquired by another person or entity, or there is a liquidation of the Company, or there is a Public Offering (a "Subsequent Offering") of the Company's Common Stock pursuant to an effective registration statement under the Securities Act in which other Management Investors participate as selling stockholders (other than (1) a Special Registration Statement (as hereinafter defined) or
          (2) a registration statement relating to a Unit Offering (as hereinafter defined)), and

          (B) the per share consideration received by the holders of Common Stock in such transaction, or the per share net proceeds received by the Management Investors for the Company's Common Stock in the Subsequent Offering, as the case may be (in each case after being adjusted downward to reflect what the per share consideration or per share net offering proceeds, as the case may be, would have been had the Shares of such terminated Management Investor purchased by the Company or its designee pursuant to the Purchase Option been outstanding on the date of the closing of such transaction or Subsequent Offering) exceeds the Repurchase Price for shares of Common Stock used in calculating the Option Purchase Price pursuant to the exercise of the Purchase Option, then such Management Investor shall be entitled to receive from the Company or its designee an amount per share equal to such excess multiplied by the applicable Repurchase Price Percentage (as hereinafter defined) within 30 days after the closing of any such transaction or Subsequent Offering.

          As used herein:

          "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's (or any of its subsidiary's) employees or security holders or (ii) a registration statement registering a Unit Offering; and

          "Unit Offering" shall mean a Public Offering of a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.

                    (iv) Sale in Public Offering. Common Stock sold in a Public Offering will be sold free of the restrictions contained in this Article VI, but this Article VI shall continue to apply in accordance with its terms to all Common Stock not sold in such offering. If less than all of a Management Investor's shares of Common Stock are sold in such an offering, for purposes of any subsequent calculation hereunder of Option Purchase Price, the Option Purchase Price shall equal the sum of (x), (y) and (z), where:

(x) equals (I) the product of the Adjusted Cost Price for the Common Stock being purchased, the Adjusted Cost Price Percentage and the Adjusted Purchase Number, plus (II) the product of the Repurchase Price for the Common Stock being purchased, the Repurchase Price Percentage and the Adjusted Purchase Number, less (III) the product of the Publicly-Sold Stock (as hereinafter defined) and the Repurchase Price for the Common Stock being purchased;

(y) is the product of the Adjusted Cost Price for the Unvested Preferred Stock being purchased and the number of Unvested Preferred Stock being purchased; and

(z) is the product of the Repurchase Price for the Vested Preferred being purchased and the number of Vested Preferred Stock being purchased. For purposes of this Agreement:

                         (A) "Publicly-Sold Stock" means the total number of
shares of Common Stock previously sold by the respective Management Investor in a public offering;

                         (B) "Purchase Number" means the number of shares of
Common Stock to be purchased from the Management Investor;

                         (C) "Adjusted Purchase Number" means the sum of the
Purchase Number and the Publicly-Sold Stock;

                         (D) "Repurchase Price Percentage" means 20% multiplied
by the number of full years elapsed since the Recapitalization Date; and

                         (E) "Adjusted Cost Price Percentage" means 100% minus
the Repurchase Price Percentage.

Notwithstanding the foregoing, the Option Purchase Price for any portion of Common Stock at all times shall equal or exceed the product of the Adjusted Cost Price and the Purchase Number.

               (b) Company's Right of First Refusal. In the event that, on or prior to the fifth anniversary of the Recapitalization Date, (i) a Management Investor is no longer employed by the Company; (ii) the Company or its designee has declined to exercise the Purchase Option with respect to any of such Management Investor's Common Stock and Preferred Stock; and (iii) the Management Investor thereafter proposes to sell any or all of such Common Stock and Preferred Stock to a third party in a bona fide transaction, the Management Investor may not Transfer such Securities without first offering to sell such Securities to the Company pursuant to this Section 6.3(b).

          The Management Investor shall deliver a written notice (a "Sale Notice") to the Company describing in reasonable detail the Securities being offered, the name of the offeree, the purchase price requested and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all or any portion of the Securities being offered at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor whether or not it wishes to purchase any or all of the offered Securities.

          If the Company elects to purchase any of the offered Securities, the closing of the purchase and sale of such Securities shall be held at the place and on the date established by the Company in its notice to the Management Investor in response to the Sale Notice, which in no event shall be less than 10 or more than 60 days from the date of such notice. In the event that the Company does not elect to purchase all the offered Securities, the Management Investor may, subject to the other provisions of this Agreement, Transfer the remaining offered Securities to the offeree specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company could have elected to purchase the offered Securities. Any such Securities not transferred within such 180-day period will be subject to the provisions of this
Section 6.3(b) upon subsequent Transfer.

          6.4 Involuntary Transfers. In the event that the Securities owned by any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the "Transfer Date") on or prior to the fifth anniversary of the Recapitalization Date by reason of
(i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or
(ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Securities are proposed to be transferred, and the number of shares of Common Stock and Preferred Stock to be transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all of such Securities which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company's receipt of such notice or, failing such receipt, the Company's obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section 6.4 shall be at the price and on the terms applicable to such proposed Transfer. If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Securities, the price to be paid by the Company shall be the Option Purchase Price that would have been applicable hereunder had the Management Investor incurred a Termination Date as of the date of such proposed Transfer for the Securities. The closing of the purchase and sale of Securities shall be held at the place and the date to be established by the Company, which in no event shall be less than 10 or more than 60 days from the date on which the Company gives notice of its election to purchase the

Securities. At such closing, the Management Investor shall deliver the certificates evidencing the number of shares of Common Stock and Preferred Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company shall deliver to the Management Investor the full amount of the purchase price for such Securities in cash by certified or bank cashier's check.

          6.5 Proceeds Upon Sale of the Company.

          Each Management Investor agrees, subject solely to the condition set forth in the last sentence of this Section 6.5, that a portion of the proceeds of any sale of Common Stock pursuant to Article IV equal to (x) multiplied by
(y) (such portion being the "Escrow Amount"), where (x) equals (i) the aggregate of the total amount of such proceeds and all proceeds received by such Management Investor upon sales of Common Stock pursuant to Article IV less (ii) the Adjusted Cost Price for shares of Common Stock multiplied by all Common Stock owned by such Management Investor, and (y) equals the then applicable Adjusted Cost Price Percentage, shall not be paid to such Management Investor and shall instead be deposited into a trust for the exclusive benefit of the Management Investors, unless and until there is an event of forfeiture related to such Management Investor (as hereinafter defined), in which case the funds subject to such forfeiture shall be paid to the Company. For purposes of this Agreement, such trust shall be established in accordance with such agreements and instruments as shall be reasonably required by the Board of Directors of the Company and shall permit the trustee thereunder to invest the funds of such trust in such manner, consistent with such trustee's fiduciary obligations, as such trustee shall reasonably determine. The trust agreement shall provide that the assets of the trust shall not be subject to the claims of the Company or any successor to the Company. Upon the occurrence of each date on which a subsequent adjustment of the Adjusted Cost Price Percentage would have occurred, the trustee shall distribute to each Management Investor the amount which thereupon becomes distributable based on such reduced percentage; provided, however, that in the event that the employment of the Management Investor is terminated by the Company (or any of its subsidiaries) or any of their respective successors without Cause or by reason of death, disability or retirement at age 65 or more under the Company's (or any of its subsidiary's) normal retirement policies, the trustee shall promptly pay all remaining funds held for the account of such Management Investor, together with interest accrued thereon, to such Management Investor, or to his heirs, administrators, or estate. In the event that the Management Investor shall cease to be employed by the Company (or any of its subsidiaries) or any of their respective successors or a subsidiary thereof (other than by reason of an approved leave of absence) for any reason other than death, disability or retirement at age 65 or more under the Company's normal retirement policies or termination by the Company or a subsidiary thereof without Cause, all interest of the Management Investor in such funds shall immediately terminate. A Management Investor shall not be bound by the provisions of this Section 6.5 unless the purchaser or purchasers agree in writing to continue such Management Investor's employment through the period ending on the fifth anniversary of the Recapitalization Date (or, if earlier, on the date which is eighteen months after the closing of such sale) on terms and conditions at least as favorable, in the aggregate, to the Management Investor as the terms and conditions of his employment prior to the sale.

          6.6 Non-Compete.

               (a) In consideration of the opportunity to participate in the equity offering of the Company, each Management Investor covenants and agrees that, for one (1) year after termination of such Management Investor's employment with the Company or any its subsidiaries, neither Management Investor nor any of its affiliates shall engage, directly or indirectly, in lines of business similar to the business of the Company (or any of its subsidiaries) anywhere in the world. Each Management Investor and the Company agrees that the foregoing covenant is intended to prohibit each Management Investor from engaging in such activities, as the case may be, as owner, creditor (except as a trade creditor in the ordinary course of business), partner, stockholder, lender, officer, director, manager, employee, contractor or agent for any person, firm or corporation (except (i) with respect to the Company (or any of its subsidiaries ) or (ii) as a holder of equity or debt securities in a corporation which has a class of whose securities that are publicly traded on a stock exchange or the recognized over-the-counter market, and then only to the extent of owning not more than two percent (2%) of the issued and outstanding debt or equity securities of such corporation).

               (b) Each Management Investor acknowledges and agrees that the remedy at law for any breach, or threatened breach, of any of the provisions of this Section 6.6 will be inadequate and, accordingly, each Management Investor covenants and agrees that the Company shall, in addition to any other rights and remedies which the Company may have, be entitled to equitable relief, including injunctive relief, and to the remedy of specific performance with respect to any breach or threatened breach of such covenant, as may be available from any court of competent jurisdiction. Such right to obtain equitable relief may be exercised, at the option of the Company, concurrently with, prior to, after, or in lieu of, the exercise of any other rights or remedies which the Company may have as a result of any such breach or threatened breach.

               (c) In the event that the provisions of this Section 6.6 shall be determined by a court of competent jurisdiction to be unenforceable under applicable law as to that jurisdiction (the parties agreeing that such decision shall not be binding, res judicata or collateral estoppel in any other jurisdiction) for any reason whatsoever, then any such provision or provisions shall not be deemed void, but the parties hereto agree that said limits may be modified by the court and that said covenant contained in this Section 6.6 shall be amended in accordance with said modifications, it being specifically agreed by each Management Investor and the Company that it is their continuing desire that this covenant be enforced to the full extent of its terms and conditions or if a court finds the scope of the covenant unenforceable, the court should redefine the covenant so as to comply with applicable law.

                                   ARTICLE VII

                               REGISTRATION RIGHTS

          The holders of Common Stock shall have registration rights with respect to the Common Stock as set forth in the Registration Rights Agreement, dated the date hereof, by and among the Company, CVC and other parties listed thereto attached hereto as Exhibit C (the "Registration Rights Agreement"). Each of the holder of Common Stock agrees not to effect any public sale or distribution of any securities of the Company during the periods specified in the Registration Rights Agreement, except as permitted by the Registration Rights Agreement, and each such holder agrees to be bound by the rights of priority to participate in offerings as set forth therein.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.1 Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) CVC (so long as CVC and its Affiliates own in the aggregate at least 25% of the outstanding Common Stock on a fully diluted basis) and (iii) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by CVC and its Affiliates); provided, however, that the provisions of Sections 3.4, 4.2, 4.4, 4.5, 4.6, 4.7, 4.8, 5.2, 5.3, 5.4, 5.5, 5.6 and Article VIII cannot be amended, modified or waived in a way that adversely affects the rights of the Continuing Investors unless the holders of a majority of the Common Stock then owned by the Continuing Investors also executes such amendment, modification or waiver; provided, further, that Sections 3.4, 4.4, 4.5, 4.6, 4.7 and 4.8 and
Article VII may be amended, modified or waived pursuant to a writing executed in accordance with clauses (i), (ii) and (iii) of this Section in order to allow for additional shareholders of the Company to be bound by the provisions thereof. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

          8.2 Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the date hereof and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

          8.3 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

          8.4 Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

          8.5 Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

          FabriSteel Holdings, Inc.
          22100 Trolley Industrial Drive
          Taylor, Michigan 48180-1872
          Attention: President

          with required copies to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA  19103
          Attention: Craig L. Godshall, Esq.

          If to CVC, to:

          Citicorp Venture Capital, Ltd.
          399 Park Avenue, 14th Floor
          New York, New York 10043
          Attention: Charles Corpening

          with a required copy to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA 19103
          Attention: Craig L. Godshall, Esq.

          If to the Steward Group to:

          Jerry H. Steward
          5104 Woodlands Lane
          Bloomfield Hills, MI 48302-2869

          with a required copy to:

          Miller, Canfield, Paddock and Stone, P.L.C.
          150 Jefferson, Suite 2500
          Detroit, Michigan 48226
          Attention: David D. Joswick, Esq.
          Telecopy: 313-496-8451

          If to the Im'Oberstag Group to:

          Sallie F. Snyder
          5137 Woodview Court
          Dearborn, MI 48126

          with a required copy to:

          Miller, Canfield, Paddock and Stone, P.L.C.
          150 Jefferson, Suite 2500
          Detroit, Michigan 48226
          Attention: David D. Joswick, Esq.
          Telecopy: 313-496-8451

          If to the Management Investors, the Continuing Investors, or any of them, or any other Investors, to their addresses as listed in the books of the Company.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          8.6 Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

          8.7 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

          8.8 Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

          8.9 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          8.10 Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth anniversary of the Closing Date.

          8.11 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

          8.12 Party No Longer Owning Securities. If a party hereto ceases to own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement, except that such party will continue to be obligated to reacquire Securities Transferred to a Permitted Transferee as required by Section 3.4(a) and will be deemed to be an Investor and/or a Management Investor at such time as such party reacquires such Securities.

          8.13 No Effect on Employment. Nothing herein contained shall confer on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

          8.14 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

          8.15 Signatures. While there are signature pages attached to this Agreement, this Agreement shall be binding upon each Investor whether or not any such Investor has executed this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase and Holders Agreement the day and year first above written.

                                        FABRISTEEL HOLDINGS, INC.


                                        By: /s/ Rex A. Ogg
                                            ------------------------------------
                                            Rex A. Ogg

                                        Its: President


                                        CITICORP VENTURE CAPITAL LTD.


                                        By: /s/ Charles E. Corpening
                                            ------------------------------------

                                        Its: Vice President


                                        MANAGEMENT INVESTORS:


                                        /s/ Rex A. Ogg
                                        ----------------------------------------
                                        Rex A. Ogg
                                        9255 Fellows Creek Drive
                                        Plymouth, MI  48170
                                        Social Security Number: ###-##-####


                                        /s/ Mark J. MacGuidwin
                                        ----------------------------------------
                                        Mark J. MacGuidwin
                                        385 Yarmouth Road
                                        Bloomfield Hills, MI 48301
                                        Social Security Number: ###-##-####


                                        /s/ James B. Ross
                                        ----------------------------------------
                                        James B. Ross
                                        3316 Summit Ridge Drive
                                        Rochester Hills, MI 48306
                                        Social Security Number: ###-##-####


                                        /s/ David W. Sickels
                                        ----------------------------------------
                                        David W. Sickels
                                        46069 Green Valley
                                        Plymouth, MI 48170

                                        Social Security Number: ###-##-####


                                        /s/ John J. Vrana
                                        ----------------------------------------
                                        John J. Vrana
                                        540 Essex Drive
                                        Rochester Hills, MI 48307
                                        Social Security Number: ###-##-####


                                        /s/ Richard Puricelli
                                        ----------------------------------------
                                        Richard Puricelli
                                        2750 Indian Mound Road South
                                        Bloomfield Hills, MI 48301
                                        Social Security Number: ###-##-####


                                        CONTINUING INVESTORS:

                                        Jerry H. Steward Children's Trust
                                        #1 UTA DTD  12-16-76
                                        FBO Elizabeth H. Steward
                                        (EIN #38-636-4786)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Jerry H. Steward Children's Trust
                                        #5 UTA DTD 12-16-76
                                        FBO Eileen H. Steward (EIN #38-636-4774)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee

                                        Jerry H. Steward Children's Trust UTA
                                        #4 DTD 12-16-76
                                        FBO Ellen H. Steward (EIN #38-636-4789)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Jerry H. Steward Children's Trust
                                        #3 UTA DTD 12-16-76
                                        FBO Jason H. Steward (EIN # 38-636-4791)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Jerry H. Steward Children's Trust
                                        #2 UTA DTD 12-16-76
                                        FBO Jeffery H. Steward
                                        (EIN #38-636-4788)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Douglas A. Steward Revocable Living
                                        Trust Dated May 21, 1990, as Amended


                                        /s/ Douglas A. Steward
                                        ----------------------------------------
                                        Douglas A. Steward, Co-Trustee
                                        SS# ###-##-####


                                        ----------------------------------------
                                        Roxanne Steward, Co-Trustee

                                        John H. Steward, II Revocable Living
                                        Trust, dated June 5, 1990


                                        /s/ John H. Steward, II
                                        ----------------------------------------
                                        John H. Steward, II, Trustee
                                        SS# ###-##-####


                                        Jeffery H. Steward Revocable Living
                                        Trust dated May 16, 1991, as Amended


                                        /s/ Jeffery H. Steward
                                        ----------------------------------------
                                        Jeffery H. Steward, Co-Trustee
                                        SS# ###-##-####


                                        /s/ Lisa G. Steward
                                        ----------------------------------------
                                        Lisa G. Steward, Co-Trustee


                                        Jerry H. Steward Irrevocable Stock Trust
                                        #5 FBO Eileen H. Steward-Llewellyn,
                                        dated May 15, 1990 (EIN #38-657-5883)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Jerry H. Steward Irrevocable Stock Trust
                                        #4 FBO Ellen H. Steward, dated May 15,
                                        1990 (EIN #38-657-5881)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee

                                        Jerry H. Steward Irrevocable Stock Trust
                                        #3 FBO Jason H. Steward, dated May 15,
                                        1990 (EIN #38-657-5880)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        Jerry H. Steward Irrevocable Stock Trust
                                        #2 FBO Elizabeth H. Garner, dated May
                                        15, 1990 (EIN #38-657-5879)


                                        ----------------------------------------
                                        Key Trust Company, Co-Trustee


                                        ----------------------------------------
                                        Frank J. Dale, Co-Trustee


                                        /s/ Margaret Ann Campbell
                                        ----------------------------------------
                                        Margaret Ann Campbell
                                        SS# ###-##-####


                                        Sallie E. Snyder Living Trust Agreement, dated October 4, 1989


                                        /s/ Sallie E. Snyder
                                        ----------------------------------------
                                        Sallie E. Snyder, Trustee
                                        SS# ###-##-####

                                        /s/ Frances A. I. Knoop
                                        ----------------------------------------
                                        Frances A. I. Knoop
                                        SS# ###-##-####


                                        Mary E. Biddinger Living Trust Agreement dated February 23, 1991


                                        /s/ Mary E. Biddinger
                                        ----------------------------------------
                                        Mary E. Biddinger, Trustee
                                        SS# ###-##-####


                                        Katharine I. Campbell Living Trust
                                        dated June 29, 1993 (EIN# 38-6708973)


                                        /s/ Robert M. Campbell
                                        ----------------------------------------
                                        Robert M. Campbell, Co-Trustee


                                        /s/ William Bradley
                                        ----------------------------------------
                                        Comerica Bank, Co-Trustee


                                        Margaret H. Steward Living Trust, dated
                                        December 14, 1966, and any amendments
                                        thereto


                                        /s/ Margaret H. Steward
                                        ----------------------------------------
                                        Margaret H. Steward, sole Trustee
                                        SS# ###-##-####


                                        Jerry H. Steward Living Trust, dated
                                        December 14, 1966, and any amendments
                                        thereto


                                        /s/ Jerry H. Steward
                                        ----------------------------------------
                                        Jerry H. Steward, sole Trustee
                                        SS# ###-##-####

                                        OTHER INVESTORS

                                        CCT PARTNERS, V, LP


                                        By: /s/ Thomas H. Sanders
                                            ------------------------------------
                                            Name: Thomas H. Sanders
                                            Title: Secretary, CCT 1998
                                            Corporation, GP of CCT Partners V,
                                            L.P.


                                        63 BR PARTNERSHIP


                                        By: /s/ James A. Urry
                                            ------------------------------------
                                            Name: James A. Urry
                                            Title: Attorney-In-Fact


                                        /s/ Michael A. Delaney
                                        ----------------------------------------
                                        Michael A. Delaney


                                        /s/ Charles E. Corpening
                                        ----------------------------------------
                                        Charles E. Corpening


                                        /s/ David F. Thomas
                                        ----------------------------------------
                                        David F. Thomas


                                        /s/ Richard M. Cashin
                                        ----------------------------------------
                                        Richard M. Cashin

                                        ALCHEMY L.P.


                                        By: /s/ [illegible]
                                            ------------------------------------
                                            Name: [illegible]
                                            Title: General Partner


                                        Thomas F. McWilliams Flint Trust dated
                                        October 27, 1998


                                        /s/ Jeanne Blastberg
                                        ----------------------------------------
                                        Jeanne Blastberg, Trustee


                                        /s/ James Urry
                                        ----------------------------------------
                                        James Urry


                                        /s/ Byron Knief
                                        ----------------------------------------
                                        Byron Knief


                                        /s/ Joseph M. Sivestri
                                        ----------------------------------------
                                        Joseph M. Silvestri


                                        /s/ John Weber
                                        ----------------------------------------
                                        John Weber


                                        /s/ M. Saleem Muqaddam
                                        ----------------------------------------
                                        M. Saleem Muqaddam


                                        /s/ Richard E. Mayberry
                                        ----------------------------------------
                                        Richard E. Mayberry

                                        BG PARTNER LLP


                                        By: /s/ Paul C. Schorr IV
                                            ------------------------------------
                                            Name: Paul C. Schorr IV
                                            Title: Authorized Signatory and
                                                  General Partner


                                        /s/ Ian D. Highet
                                        ----------------------------------------
                                        Ian D. Highet

                                   Schedule I

                              Continuing Investors

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Childen's Trust
UTA DTD 12-16-76 FBO Elizabeth H. Steward

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Childen's Trust
UTA DTD 12-16-76 FBO Eileen H. Steward

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Childen's Trust
UTA DTD 12-16-76 FBO Ellen H. Steward

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Childen's Trust
UTA DTD 12-16-76 FBO Jason H. Steward

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Childen's Trust
UTA DTD 12-16-76 FBO Jeffery H. Steward

Douglas A. Steward, Co-Trustee of the
Douglas A. Steward Revocable Living Trust
Dated May 21, 1990, as Amended

John H. Steward, II, Trustee of the
John H. Steward, II Revocable Living Trust
Dated June 5, 1990

Jeffery H. Steward, Co-Trustee of the
Jeffery H. Steward Revocable Living trust dated May 16, 1991, as Amended

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Irrevocable Stock Trust
FBO Eileen H. Steward-Llewellyn,
dated May 15, 1990

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Irrevocable Stock Trust
FBO Ellen H. Steward, dated May 15, 1990

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Irrevocable Stock Trust
FBO Jason H. Steward, dated May 15, 1990

Key Trust Company and Frank J. Dale, Co-Trustees of the
Jerry H. Steward Irrevocable Stock Trust
FBO Elizabeth H. Garner dated May 15, 1990

Margaret Ann Campbell

Sallie E. Snyder, Trustee of the
Sallie E. Snyder Living Trust Agreement, dated October 4, 1989

Frances A. I. Knoop

Mary E. Biddinger, Trustee of the
Mary E. Biddinger Living Trust Agreement dated February 23, 1991

Robert M. Campbell and Comerica Bank,
Co-Trustees of the Katharine I. Campbell
Living Trust dated June 29, 1993

Margaret H. Steward, Sole Trustee of the
Margaret H. Steward Living Trust, dated
December 14, 1966, and any amendments thereto

Jerry H. Steward, Sole Trustee of the
Jerry H. Steward Living Trust, dated
December 14, 1966, and any amendments thereto

                                   Schedule II

                              Management Investors

Rex A. Ogg
Mark MacGuidwin
James B. Ross
David W. Sickels
John J. Vrana
Richard Puricelli

                                  Schedule III

                                 Other Investors

CCT Partners V, LP
Michael A. Delaney
Charles E. Corpening
63 BR Partnership
David F. Thomas
Richard M. Cashin
Alchemy L.P.
Jeanne Blastberg, Trustee of the Thomas F.
  McWilliams Flint Trust dated 10/27/98
James Urry
Byron Knief
Joseph M. Silvestri
John Weber
M. Saleem Muqaddam
Richard E. Mayberry
BG Partner LLP
Ian D. Highet

                                   Schedule IV

                            [Intentionally omitted.]

                                   Schedule V
                                     Shares

                    FABRI-STEEL HOLDINGS, INC. CAPITALIZATION

------------------------------------------------------------------------------------------------------------------------
                            Class A    Class B     Series A    Series B     Series C    Series D    Series E    Series F
                            Common      Common     Preferred   Preferred   Preferred   Preferred   Preferred   Preferred
       Shareholder           Stock      Stock        Stock       Stock       Stock       Stock       Stock       Stock
------------------------------------------------------------------------------------------------------------------------
Citicorp Venture Capital,
   Ltd.                      33,203   *1,584,576                467,513     369,957
------------------------------------------------------------------------------------------------------------------------
CCT Partners V, LP            5,859       14,617                 81,548      65,287
------------------------------------------------------------------------------------------------------------------------
Michael A. Delaney              845        2,107                 11,759       9,412
------------------------------------------------------------------------------------------------------------------------
Charles E. Corpening            552        1,377                  7,689       6,150
------------------------------------------------------------------------------------------------------------------------
63 BR Partnership               476        1,188                  6,619       5,307
------------------------------------------------------------------------------------------------------------------------
David F. Thomas                 476        1,188                  6,619       5,307
------------------------------------------------------------------------------------------------------------------------
Richard M. Cashin               476        1,188                  6,619       5,307
------------------------------------------------------------------------------------------------------------------------
Alchemy L.P.                    476        1,188
------------------------------------------------------------------------------------------------------------------------
Jeanne Blastberg, Trustee
of the Thomas F.
McWilliams Flint Trust
dated 10/27/98                                                    6,619       5,307
------------------------------------------------------------------------------------------------------------------------
James Urry                      325          811                  4,523       3,621
------------------------------------------------------------------------------------------------------------------------
Byron Knief                     163          405                  2,261       1,811
------------------------------------------------------------------------------------------------------------------------
Joseph M. Silvestri             163          405                  2,261       1,811
------------------------------------------------------------------------------------------------------------------------
John Weber                      163          405                  2,261       1,811
------------------------------------------------------------------------------------------------------------------------
M. Saleem Muqaddam               65          161                    905         719
------------------------------------------------------------------------------------------------------------------------
Richard E. Mayberry              65          161                    905         719
------------------------------------------------------------------------------------------------------------------------
BG Partner LLP                   65          161                    905         719
------------------------------------------------------------------------------------------------------------------------
Ian D. Highet                    33           80                    452         359
------------------------------------------------------------------------------------------------------------------------
Rex A. Ogg                    7,800                              11,860       7,419
------------------------------------------------------------------------------------------------------------------------
Mark J. MacGuidwin            2,600                               3,948       2,478
------------------------------------------------------------------------------------------------------------------------
James B. Ross                   250                                 790
------------------------------------------------------------------------------------------------------------------------

----------
* 641,202 Shares are deposited in escrow for resale to other shareholders pursuant to the Preemptive Rights Escrow Agreement dated March 17, 2000, by and among the Company, Citicorp Venture Capital, Ltd. and the Escrow Agent named therein.

------------------------------------------------------------------------------------------------------------------------
                            Class A    Class B     Series A    Series B     Series C    Series D    Series E    Series F
                            Common      Common     Preferred   Preferred   Preferred   Preferred   Preferred   Preferred
       Shareholder           Stock      Stock        Stock       Stock       Stock       Stock       Stock       Stock
------------------------------------------------------------------------------------------------------------------------
David W. Sickels                250                                 790
------------------------------------------------------------------------------------------------------------------------
John J. Vrana                   250                                 790
------------------------------------------------------------------------------------------------------------------------
Richard Puricelli             1,321                               9,474
------------------------------------------------------------------------------------------------------------------------
Margaret Ann Campbell         4,002                  65,595      18,950    11,005.5
------------------------------------------------------------------------------------------------------------------------
Frances A.I. Knoop            4,002                  65,595      18,950    11,005.5
------------------------------------------------------------------------------------------------------------------------
Mary E. Biddinger, as
Trustee under the Mary E.
Biddinger Living Trust
Agreement Dated 23, 1991      4,002                  65,595      18,950    11,005.5
------------------------------------------------------------------------------------------------------------------------
Robert M. Campbell and
Comerica Bank, as
Co-Trustee of the
Katharine I. Campbell
Living Trust dated
June 29, 1993                 4,002                  65,595      18,950    11,005.5
------------------------------------------------------------------------------------------------------------------------
Sallie E. Snyder, as
Trustee under the Sallie
E. Snyder Living Trust
Agreement Dated October
4, 1989                       4,000                  65,595      18,950      11,000
------------------------------------------------------------------------------------------------------------------------
Jerry H. Steward, Sole
Trustee under the Jerry
H. Steward Living Trust,
Dated December 14, 1966,
and any amendments
thereto                       2,076                  34,028       9,830       5,709
------------------------------------------------------------------------------------------------------------------------
Margaret H. Steward, sole
Trustee under the
Margaret H. Steward
Living Trust, dated
December 14, 1966, and
any amendments thereto        2,060                  33,787       9,760       5,665
------------------------------------------------------------------------------------------------------------------------
John H. Steward, II
Trustee of the John H.
Steward, II Revocable
Living Trust, Dated June
5, 1990                       1,962                  64,338      18,586
------------------------------------------------------------------------------------------------------------------------
Douglas A. Steward and
Roxanne Steward, as
Trustees                      1,962                  64,338      18,586
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            Class A    Class B     Series A    Series B     Series C    Series D    Series E    Series F
                            Common      Common     Preferred   Preferred   Preferred   Preferred   Preferred   Preferred
       Shareholder           Stock      Stock        Stock       Stock       Stock       Stock       Stock       Stock
------------------------------------------------------------------------------------------------------------------------
of the Douglas
A. Steward Revocable
Living Trust Dated May
21, 1990, As Amended
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-Trustee
of the Jerry H. Steward
Children's Trust #1 FBO
Elizabeth H. Steward, DTD
12/16/76                      1,282                  42,054      12,149
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-Trustee
of the Jerry H. Steward
Children's Trust #5 FBO
Eileen H. Steward, DTD
12/16/76                      1,282                  42,054      12,149
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-Trustee
of the Jerry H. Steward
Children's Trust #4 FBO
Ellen H. Steward, DTD
12/16/76                      1,282                  42,054      12,149
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-Trustee
of the Jerry H. Steward
Children's Trust #3 FBO
Jason H. Steward, DTD
12/16/76                      1,282                  42,054      12,149
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-Trustee
of the Jerry H. Steward
Children's Trust #2 FBO
Jeffrey H. Steward, DTD
12/16/76                      1,282                  42,054      12,149
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-trustee
of                            1,166                  38,245      11,049
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            Class A    Class B     Series A    Series B     Series C    Series D    Series E    Series F
                            Common      Common     Preferred   Preferred   Preferred   Preferred   Preferred   Preferred
       Shareholder           Stock      Stock        Stock       Stock       Stock       Stock       Stock       Stock
------------------------------------------------------------------------------------------------------------------------
the Jerry H. Steward
Irrevocable Stock Trust
#5 FBO Eileen H. Steward
DTD 5/15/1990                 1,166                  38,245      11,049
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-trustee
of the Jerry H. Steward
Irrevocable Stock Trust
#4 FBO Ellen H. Steward
DTD 5/15/1990                 1,166                  38,245      11,049
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-trustee
of the Jerry H. Steward
Irrevocable Stock Trust
#3 FBO Jason H. Steward
DTD 5/15/1990                 1,166                  38,245      11,049
------------------------------------------------------------------------------------------------------------------------
Key Trust Company and
Frank J. Dale, Co-trustee
of the Jerry H. Steward
Irrevocable Stock Trust
#2 FBO Elizabeth H.
Garner DTD 5/15/1990          1,166                  38,245      11,049
------------------------------------------------------------------------------------------------------------------------
Jeffery H. Steward and
Lisa G. Steward, Trustees
of the Jeffery H. Steward
Revocable Living Trust
Dated May 16, 1991, As
Amended                         680                  22,284       6,437
------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Tott                                                                          42,500
------------------------------------------------------------------------------------------------------------------------
Ira Michael Kirkell                                                                      42,500
------------------------------------------------------------------------------------------------------------------------
TOTALS:                      95,698    1,610,018    910,000     900,000     559,897      83,000
                             ======    =========    =======     =======     =======      ======
------------------------------------------------------------------------------------------------------------------------

                                   Schedule VI

                                  Steward Group

Douglas A. Steward, Co-Trustee of the
Douglas A. Steward Revocable Living Trust
Dated May 21, 1990, as Amended

John H. Steward, II, Trustee of the
John H. Steward, II Revocable Living Trust
Dated June 5, 1990

Jeffery H. Steward, Co-Trustee of the
Jeffery H. Steward Revocable Living trust dated May 16, 1991, as Amended

Margaret H. Steward, Sole Trustee of the
Margaret H. Steward Living Trust, dated
December 14, 1966, and any amendments thereto

Jerry H. Steward, Sole Trustee of the
Jerry H. Steward Living Trust, dated
December 14, 1966, and any amendments thereto

                                Im'Oberstag Group

Margaret Ann Campbell

Sallie F. Snyder, Trustee of the
Sallie F. Snyder Living Trust Agreement, dated October 4, 1989

Frances A. I. Knoop

Mary E. Biddinger, Trustee of the
Mary E. Biddinger Living Trust Agreement dated February 23, 1991

Robert M. Campbell and Comerica Bank,
Co-Trustees of the Katharine I. Campbell
Living Trust dated June 29, 1993

                                   Exhibit A-1

                            FabriSteel Holdings, Inc.

                                     Joinder

                  To Securities Purchase and Holders Agreement


FabriSteel Holdings, Inc.
22900 West Eight Mile Road
Southfield, Michigan  48034

Gentlemen and Ladies:

In connection with my receipt from FabriSteel Holdings, Inc. (the "Company") of shares of Class A Common Stock, par value $.01 per share, of the Company
-----
represented by Certificate No.      and           shares of   % Series
                              -----     ---------           --         --
Cumulative Preferred Stock, par value $.01 per share and stated value $    per
                                                                       ---
share, of the Company represented by Certificate No.      (collectively, the
                                                     ----
"Securities"), I hereby represent and warrant to, and agree and covenant with, you as follows:

          1. By this instrument I shall be bound by the terms and conditions of
the Securities Purchase and Holders Agreement, dated as of March   , 2000 (the
                                                                 --
"Agreement"), among, inter alia, the Company, Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), the Continuing Investors (as defined therein) and the other signatories thereto and agree to be a "Management Investor" as such term is defined therein, and to be subject to the rights, duties and obligations of a Management Investor pursuant to the terms of such Agreement.

          2. I have read and understand each of the provisions of the Agreement.

          3. I have full legal right, power and authority (including the due authorization by all necessary corporate action) to enter into this Joinder and to perform my obligations hereunder without the need for the consent of any other person.

          4. This Joinder has been duly authorized, executed and delivered and constitutes my valid and binding obligation enforceable against me in accordance with the terms hereof.

          5. The Securities are being acquired by me solely for my own account for investment and not with a view to any further distribution thereof that would violate the Securities Act of 1933, as amended (the "Securities Act") or the applicable securities laws of any state. I will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

          6. I understand that the Securities have not been registered under the Securities Act or registered for resale under the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is or becomes available.

          7. I am financially able to hold the Securities for long-term investment, I believe that the nature and amount of the Securities being purchased are consistent with my overall investment program and financial position, and I recognize that there are substantial risks involved in the purchase of the Securities.

          8. I confirm that (i) I am familiar with the business of the Company and its subsidiaries, (ii) I have had the opportunity to ask questions of the officers and directors of the Company and its subsidiaries and to obtain (and that I have received to my satisfaction) such information about the business and financial condition of the Company and its subsidiaries as I have reasonably requested, and (iii) I, either alone or with my representative (as defined in Rule 501(h) promulgated under the Securities Act), if any, have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the prospective investment in the Securities.

          9. I reside at the address set forth below the signature line to this letter.

          10. I agree that the certificates representing the Securities shall bear the following legend or a similar legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

          11. I agree that a notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities required under or pursuant to the Agreement.

          12. I have executed this Joinder and declare that the information contained herein is current, complete and accurate and may be relied upon by the Company.

                                        Very truly yours,


                                        ----------------------------------------

Dated:                                  Address:
                                                --------------------------------

                                        ----------------------------------------

                                        SSN:
                                            ------------------------------------

                                   Exhibit A-2

                            FabriSteel Holdings, Inc.

                                     Joinder

                  To Securities Purchase and Holders Agreement

FabriSteel Holdings, Inc.
22900 West Eight Mile Road
Southfield, Michigan  48034

Gentlemen and Ladies:

In connection with my receipt from FabriSteel Holdings, Inc. (the "Company") of shares of Class A Common Stock, par value $.01 per share, of the Company
-----
represented by Certificate No.      and           shares of   % Series
                              -----     ---------           --         --
Cumulative Preferred Stock, par value $.01 per share and stated value $   per
                                                                       --
share, of the Company represented by Certificate No.      (collectively, the
                                                     ----
"Securities"), I hereby represent and warrant to, and agree and covenant with, you as follows:

          1. By this instrument I shall be bound by the terms and conditions of
the Securities Purchase and Holders Agreement, dated as of March   , 2000 (the
                                                                 --
"Agreement"), among, inter alia, the Company, Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), the Continuing Investors (as defined therein) and the other signatories thereto and agree to be an "Investor" as such term is defined therein, and to be subject to the rights, duties and obligations of an Investor pursuant to the terms of such Agreement.

          2. I have read and understand each of the provisions of the Agreement.

          3. I have full legal right, power and authority (including the due authorization by all necessary corporate action) to enter into this Joinder and to perform my obligations hereunder without the need for the consent of any other person.

          4. This Joinder has been duly authorized, executed and delivered and constitutes my valid and binding obligation enforceable against me in accordance with the terms hereof.

          5. The Securities are being acquired by me solely for my own account for investment and not with a view to any further distribution thereof that would violate the Securities Act of 1933, as amended (the "Securities Act") or the applicable securities laws of any state. I will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

          6. I understand that the Securities have not been registered under the Securities Act or registered for resale under the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is or becomes available.

          7. I reside at the address set forth below the signature line to this letter.

          8. I agree that the certificates representing the Securities shall bear the following legend or a similar legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

          9. I agree that a notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities required under or pursuant to the Agreement.

          10. I have executed this Joinder and declare that the information contained herein is current, complete and accurate and may be relied upon by the Company.

                                        Very truly yours,


                                        ----------------------------------------

Dated:

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        SSN:
                                            ------------------------------------

                                   Exhibit B-1

                Amended and Restated Certificate of Incorporation

                            FabriSteel Holdings, Inc.

                                   Exhibit B-2

                                     Bylaws

                            FabriSteel Holdings, Inc.